UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2005
Bay View Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 312-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information.
     On November 7, 2005, Bay View Capital Corporation (“BVCC”) issued a press release announcing that it had entered into a stock purchase agreement with AmeriCredit Financial Services, Inc. (“AmeriCredit”) and Bay View Acceptance Corporation (“BVAC”), relating to the proposed sale by BVCC of all of the outstanding stock of BVAC to AmeriCredit.

Item 9.01.	Exhibits.
     The following exhibit is filed herewith:
  Exhibit 99.1        Press Release dated November 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
By:	/s/ John Okubo
John Okubo, Executive Vice President
and Chief Financial Officer

Date: November 7, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated November 7, 2005.